UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

AMERICAN AIRLINES GROUP INC.

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2015, American Airlines, Inc. (American), American Airlines Group Inc. (AAG), US Airways Group, Inc. (USAG) and US Airways, Inc. (USAI) entered into a First Amendment to Amended and Restated Credit and Guaranty Agreement (the First Amendment to 2014 Credit Agreement), amending the Amended and Restated Credit and Guaranty Agreement (the 2014 Credit Agreement), dated as of May 21, 2015, among American, AAG, USAG, USAI, the lenders from time to time party thereto, Citibank N.A., as administrative agent, and certain other parties thereto. The 2014 Credit Agreement amended and restated a credit agreement originally entered into in 2014. The First Amendment to the 2014 Credit Agreement increases the revolving credit facility commitments under the 2014 Credit Agreement to an aggregate of $1,025 million from $400 million, and extends the maturity date of the revolving credit facility under the 2014 Credit Agreement to October 10, 2020.

On October 26, 2015, American, AAG, USAG and USAI entered into a First Amendment to Amended and Restated Credit and Guaranty Agreement (the First Amendment to 2013 Credit Agreement), amending the Amended and Restated Credit and Guaranty Agreement (the 2013 Credit Agreement), dated as of April 20, 2015, among American, AAG, USAG, USAI, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent, and certain other parties thereto. The 2013 Credit Agreement amended and restated a credit agreement originally entered into in 2013. The First Amendment to the 2013 Credit Agreement extends the maturity date of the revolving credit facility under the 2013 Credit Agreement to October 10, 2020. The revolving credit facility commitments under the 2013 Credit Agreement remain unchanged at $1,400 million.

As of October 26, 2015, there were no borrowings or letters of credit outstanding under the revolving credit facility of either the credit facilities established under the 2013 Credit Agreement or the 2014 Credit Agreement.

See the Quarterly Report on Form 10-Q of AAG and American for the period ended September 30, 2015 for more information regarding credit facilities established under the 2013 Credit Agreement and the 2014 Credit Agreement.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: October 26, 2015	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: October 26, 2015	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President